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                SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549
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                             FORM 8-K

          CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

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                         DECEMBER 15, 1999

         Date of report (Date of earliest event reported)

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                  Commission File Number: 0-18108

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                          FINET.COM, INC.
       Exact name of registrant as specified in its charter)

                             DELAWARE
                     (State or jurisdiction of
                  incorporation or organization)

                   2527 CAMINO RAMON, SUITE 200
                        SAN RAMON, CA 94583
              (Address of principal executive office)

                            94-3115180
               (IRS Employer Identification Number)

                 Telephone Number: (925) 242-6550
       (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

On December 15, 1999, the Company announced the retirement of Mark Korell as Chairman, Chief Executive Officer and Director effective January 15, 2000. A copy of the press release is attached as
Exhibit 99.1.



ITEM 7. EXHIBITS

EXHIBIT  99.1   Press Release dated December 15, 1999 entitled
"FiNet.com Announces Retirement of Chief Executive Officer - Board of Directors Names Interim CEO"


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF
1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON
ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.

FINET.COM, INC.

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
Date: December 29, 1999                  /s/       GARY A. PALMER
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                                         GARY A. PALMER
                                        (PRINCIPAL FINANCIAL
OFFICER)
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